                                                                    Exhibit 4.16
                               SIXTH AMENDMENT TO
                                CREDIT AGREEMENT
                                       and
                                     CONSENT

                  THIS SIXTH AMENDMENT TO CREDIT AGREEMENT and CONSENT (the "Amendment") is dated as of September 30, 2001 by and among APCOA/STANDARD
 ---------
PARKING, INC., a Delaware corporation (the "Company"), the financial
                                            -------
institutions listed on the signature pages hereof (the "Lenders"), and BANK ONE,
                                                        -------
NA (having its principal place of business in Chicago, Illinois), in its individual capacity as a Lender and in its capacity as contractual representative (the "Agent") under that certain Credit Agreement among the
                     -----
Company, the lenders party thereto and the Agent dated as of March 30, 1998 (as clarified by letter agreement dated March 30, 1999 and by letter agreement dated August 23, 2000, and as amended by a First Amendment to Credit Agreement dated as of November 12, 1999, a Second Amendment to Credit Agreement dated as of March 30, 2000, a Third Amendment to Credit Agreement dated as of May 12, 2000, a Fourth Amendment to Credit Agreement dated as of November 14, 2000 and a Fifth Amendment to Credit Agreement dated as of March 30, 2001, the "Credit
                                                               ------
Agreement"). Defined terms used herein and not otherwise defined herein shall
---------
have the meaning given to them in the Credit Agreement.

                                   WITNESSETH

                  WHEREAS, the Company, the Lenders and the Agent are parties to the Credit Agreement;

                  WHEREAS, the Company has requested that the Required Lenders agree to certain amendments to the Credit Agreement and to consent to the "Specified Transaction" (as defined in Section 2 below);
                                       ---------

                  WHEREAS, the Company, the Lenders and the Agent have agreed to enter into this Amendment on the terms and conditions set forth herein, to amend the Credit Agreement and to consent to the Specified Transaction in the manner hereinafter set forth;

                  NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto have agreed to the following amendment to and consent under the Credit Agreement:

                  1. Amendments to the Credit Agreement. Effective as of the
                     ----------------------------------
date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Credit Agreement is hereby amended as follows:
         ---------

                  (a) The Definition of "Adjusted EBITDA" in Section 1.1 of the
                                         ---------------     -----------
Credit Agreement shall be amended to renumber the existing clause (I)(xii) as
                                                           --------------
clause (I)(xiii) and to insert the following new clause (I)(xii) immediately
----------------                                 ---------------
prior thereto:

                  (xii) solely with respect to the fiscal quarter ended September 30, 2001, restructuring and special charges,

                  (b) Section 5.2(a) of the Credit Agreement is hereby deleted
                      --------------
in its entirety and the following new Sections 5.2(a) is substituted therefor:
                                      ---------------

                  (a) Adjusted Total Debt to Adjusted EBITDA Ratio. Permit or
                      --------------------------------------------
         suffer the Adjusted Total Debt to Adjusted EBITDA Ratio to be greater than (i) 6.95 to 1.0 at any time from and including the Effective Date to and including September 29, 1999, (ii) 6.75 to 1.0 at any time from and including September 30, 1999 to and including December 31, 1999,
         (iii) 8.15 to 1.0 at any time from and including January 1, 2000 to and including September 30, 2000, (iv) 7.99 to 1.0 at any time from and including October 1, 2000 to and including December 31, 2000, (v) 8.23 to 1.0 at any time from and including January 1, 2001 to and including March 31, 2001, (vi) 8.07 to 1.0 at any time from and including April 1, 2001 to and including June 30, 2001, (vii) 7.77 to 1.0 at any time from and including July 1, 2001 to and including September 30, 2001,
         (viii) 6.54 to 1.0 at any time from and including October 1, 2001 to and including December 31, 2001, (v) 6.74 to 1.0 at any time from and including January 1, 2002 to and including March 31, 2002 and (vi) 6.42 to 1.0 at any time from and including April 1, 2002 to and including June 30, 2002.

                  2. Consent. Notwithstanding the provisions of Section 5.2(i)
                     -------                                    --------------
of the Credit Agreement to the contrary, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3
                                                                     ---------
below, the Agent and the Lenders hereby agree to permit the Company to eliminate the $8,000,000 intercompany account balance presently owing by the Parent in favor of the Company pursuant to a two-step, non-cash transaction consummated during the fiscal quarter ending December 31, 2001 whereby (a) the Company shall pay the Parent $8,000,000 to redeem $8,000,000 of its Preferred Stock presently owned by the Parent and (b) the Parent shall use the proceeds of the payment received under clause (a) to contemporaneously pay the Company $8,000,000 in
               ----------
full satisfaction of the aforementioned intercompany account balance (collectively, the "Specified Transaction"); provided, however, that both before
                                             --------  -------
and upon consummation of the Specified Transaction, (i) no Default or Unmatured Default shall have occurred or be continuing and (ii) the representations and warranties contained the Loan Documents shall be true and correct.

                  3. Conditions of Effectiveness. The effectiveness of this
                     ---------------------------
Amendment is subject to the condition precedent that the Agent shall have received:

                  (a) duly executed originals of this Amendment from each of the Company, the Required Lenders and the Agent;

                  (b) duly executed originals of a Reaffirmation in the form of Exhibit A attached hereto from the Guarantors; and

                  (c) an amendment fee of $100,000, payable to the Agent for the pro rata benefit of the Lenders based upon their respective Commitments.

                  4. Representations and Warranties of the Company. The Company
                     ---------------------------------------------
hereby represents and warrants as follows:


                  (a) The Company has the corporate power and authority to execute and deliver this Amendment and the officers of the Company executing this Amendment have been duly authorized to execute and deliver the same and bind the Company with respect to the provisions hereof.

                  (b) This Amendment and the Credit Agreement as previously executed and amended and as amended hereby, constitute legal, valid and binding obligations of the Company and are enforceable against the Company in accordance with their terms (except as enforceability may be limited by bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally).

                  (c) Upon the effectiveness of this Amendment and after giving effect hereto, (i) the Company hereby reaffirms all covenants, representations and warranties made in the Credit Agreement as previously amended and as amended hereby, and agrees that all such covenants, representations and warranties (other than covenants, representations and warranties that are expressly made as of a specific date) shall be deemed to have been remade as of the effective date of this Amendment and (ii) no Event of Default or Unmatured Event has occurred and is continuing.

                  5. Reference to and Effect on the Credit Agreement.
                     ------------------------------------------------

                  (a) Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference in the Credit Agreement or in any other Loan Document (including any reference therein to "this Credit Agreement," "this Agreement," "hereunder," "hereof," "herein" or words of like import referring thereto) shall mean and be a reference to the Credit Agreement as amended hereby.

                  (b) Except as specifically amended or consented to above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed. The amendments set forth herein shall be limited precisely as provided for herein, and shall not be deemed to be a waiver of, amendment of, consent to or modification of any other term, provision or Event of Default or Unmatured Event of or under the Credit Agreement or of any term or provision of any other Credit Document or of any transaction or further or future action on the part of the Company which would require the consent of the Agent or any Lender under the Credit Agreement.

                  (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

                  6. Costs and Expenses. The Borrower agrees to pay all
                     ------------------
reasonable costs, fees and out-of-pocket expenses (including attorneys' fees and expenses of Sidley Austin Brown & Wood, special counsel to the Agent) incurred by the Agent in connection with the preparation, arrangement, execution and enforcement of this Amendment.

                  7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND
                     -------------
CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING 735 ILCS 105/5-1 ET SEQ., BUT OTHERWISE WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS) OF THE STATE OF ILLINOIS.

                  8. Headings. Section headings in this Amendment are included
                     --------
herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                  9. Counterparts. This Amendment may be executed by one or more
                     ------------
of the parties to the Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                  IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

                                 APCOA/STANDARD PARKING, INC., as the Company


                                 By: /s/ G. Marc Baumann
                                     ---------------------------
                                 Name:   G. Marc Baumann
                                 Title:  Executive Vice President
                                         Chief Financial Officer and Treasurer


                                 BANK ONE, NA (Main Office Chicago) (formerly known as THE FIRST NATIONAL BANK OF CHICAGO), as Agent and as a Lender

                                 By: /s/ Thomas T. Bower
                                     ---------------------------
                                 Name:   Thomas T. Bower
                                 Title:  Senior Vice President


                                 LASALLE BANK NATIONAL ASSOCIATION
                                 (formerly known as LaSalle National Bank), as a Lender


                                 Bt: /s/ Sean P. Silver
                                     ---------------------------
                                 Name:   Sean P. Silver
                                 Title:  Vice President




                      Signature Page to Sixth Amendment to
                          APCOA/STANDARD PARKING, INC.
                          Credit Agreement and Consent

                                    EXHIBIT A
                                    ---------
                                  REAFFIRMATION

                  Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Sixth Amendment to Credit Agreement and Consent dated as of September 30, 2001 (the "Amendment") by and among APCOA/STANDARD PARKING, INC.,
                         ---------
a Delaware corporation (the "Company"), the financial institutions from time to
                             -------
time party thereto (the "Lenders"), and Bank One, NA, in its individual capacity
                         -------
as a Lender and in its capacity as contractual representative (the "Agent"), which Amendment further amends that certain Credit Agreement among the Company, the lenders party thereto and the Agent dated as of March 30, 1998 (as clarified by letter agreement dated March 30, 1999 and by letter agreement dated August 23, 2000, and as amended by a First Amendment to Credit Agreement dated as of November 12, 1999, a Second Amendment to Credit Agreement dated as of March 30, 2000, a Third Amendment to Credit Agreement dated as of May 12, 2000, a Fourth Amendment to Credit Agreement dated as of November 14, 2000 and a Fifth Amendment to Credit Agreement dated as of March 30, 2001, the "Credit Agreement"). Capitalized terms used in this Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement.

                  Without in any way establishing a course of dealing by the Agent or any Lender, each of the undersigned reaffirms the terms and conditions of the Guaranty and any other Loan Document executed by it and acknowledges and agrees that such agreements and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

                      REMAINDER OF PAGE INTENTIONALLY BLANK

                  IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute this Reaffirmation as of the 30th day of September, 2001.

                                 A-1 Auto Park, Inc.

                                 By: /s/  G. Marc Baumann
                                    --------------------------------------------
                                     G. Marc Baumann
                                     Vice President, Treasurer

                                 AP Holdings, Inc.

                                 By: /s/ G. Marc Baumann
                                    --------------------------------------------
                                     G. Marc Baumann
                                     Treasurer

                                 APCOA Capital Corporation

                                 By: /s/ G. Marc Baumann
                                    --------------------------------------------
                                     G. Marc Baumann
                                     Vice President, Treasurer

                                 Century Parking, Inc.

                                 By: /s/ G. Marc Baumann
                                    --------------------------------------------
                                     G. Marc Baumann
                                     Vice President, Treasurer

                                 Events Parking Co., Inc.

                                 By: /s/ G. Marc Baumann
                                    --------------------------------------------
                                     G. Marc Baumann
                                     Treasurer

                                 Hawaii Parking Maintenance, Inc.

                                 By: /s/ G. Marc Baumann
                                    --------------------------------------------
                                     G. Marc Baumann
                                     Vice President, Treasurer


                        SIGNATURE PAGE TO REAFFIRMATION
                         (Sixth Amendment and Consent)

                                 Metropolitan Parking System, Inc.

                                 By: /s/ G. Marc Baumann
                                    --------------------------------------------
                                     G. Marc Baumann
                                     Treasurer

                                 S & S Parking, Inc.

                                 By: /s/ G. Marc Baumann
                                    --------------------------------------------
                                     G. Marc Baumann
                                     Vice President, Treasurer

                                 Sentinel Parking Co. of Ohio, Inc.

                                 By: /s/ G. Marc Baumann
                                    --------------------------------------------
                                     G. Marc Baumann
                                     Vice President, Treasurer

                                 Sentry Parking Corporation

                                 By: /s/ G. Marc Baumann
                                    --------------------------------------------
                                     G. Marc Baumann
                                     Vice President, Treasurer

                                 Standard Auto Park, Inc.

                                 By: /s/ G. Marc Baumann
                                    --------------------------------------------
                                     G. Marc Baumann
                                     Treasurer

                                 Standard Parking Corporation

                                 By: /s/ G. Marc Baumann
                                    --------------------------------------------
                                     G. Marc Baumann
                                     Treasurer


                        SIGNATURE PAGE TO REAFFIRMATION
                         (Sixth Amendment and Consent)

                                 Standard Parking Corporation IL

                                 By: /s/ G. Marc Baumann
                                    --------------------------------------------
                                     G. Marc Baumann
                                     Treasurer

                                 Tower Parking, Inc.

                                 By: /s/ G. Marc Baumann
                                    --------------------------------------------
                                     G. Marc Baumann
                                     Vice President, Treasurer

                                 Virginia Parking Service, Inc.

                                 By: /s/ G. Marc Baumann
                                    --------------------------------------------
                                     G. Marc Baumann
                                     Vice President, Treasurer

                                 APCOA Bradley Parking Company, LLC
                                 By:  APCOA/Standard Parking, Inc., its
                                      Sole Member

                                 By: /s/ G. Marc Baumann
                                    --------------------------------------------
                                     G. Marc Baumann
                                     Executive Vice President, Chief Financial
                                     Officer, Treasurer


                                 APCOA LaSalle Parking Company, L.L.C.
                                 By:  APCOA/Standard Parking, Inc., its Manager

                                 By: /s/ G. Marc Baumann
                                    --------------------------------------------
                                     G. Marc Baumann
                                     Executive Vice President, Chief Financial
                                     Officer, Treasurer




                        SIGNATURE PAGE TO REAFFIRMATION
                         (Sixth Amendment and Consent)

                                 Executive Parking Industries, L.L.C.
                                 By:  APCOA/Standard Parking, Inc., its Manager

                                 By: /s/ G. Marc Baumann
                                    --------------------------------------------
                                     G. Marc Baumann
                                     Executive Vice President, Chief Financial
                                     Officer, Treasurer


                        SIGNATURE PAGE TO REAFFIRMATION
                         (Sixth Amendment and Consent)